Exhibit 17.2


APPENDIX 1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 24F-2
Annual Notice of Securities Sold
Pursuant to Rule 24f-2

OMB APPROVAL
OMB Number:  3235-0456
Expires:  August 31, 2000
Estimated average burden
hours per response . . . . . 1

1. Name and address of issuer:
First American Investment Funds, Inc.
530 East Swedesford Road
Wayne, PA 19087

2. The name of each series or class of securities for which this notice is filed (if the form is being filed for all series and classes of securities of the issuer, check the box but do not list series or classes): [ ]

Intermediate Government Bond Fund
Intermediate Tax Free Fund
Fixed Income Fund
Stock Fund
Special Equity Fund
Equity Index Fund
Regional Equity Fund
Limited Term Income Fund
Intermediate Term Income Fund
Balanced Fund
Asset Allocation Fund
Colorado Intermediate Tax Free Fund
Minnesota Insured Intermediate Tax Free Fund
Technology Fund
Emerging Growth Fund
Equity Income Fund
Diversified Growth Fund
Real Estate Securities Fund
Health Sciences Fund
California Intermediate Tax Free Fund
Oregon Intermediate Tax Free Fund
Micro Cap Value Fund
International Fund

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3.    Investment Company Act File Number: 811-5309

      Securities Act File Number: 033-16905

4(a). Last day of fiscal year for which this Form is filed: September 30, 1997

4(b). Check box if this Form is being filed late (i.e., more than 90 calendar days after the end of the issuer's fiscal year). (See Instruction A-2)
                        [ ]

Note: If the Form is being filed late, interest must be paid on the registration fee due.

4(c). Check box if this is the last time the issuer will be filing this Form.
                        [ ]

5.    Calculation of registration fee:

(i)   Aggregate sale price of securities sold during the fiscal year pursuant to section 24(f): $4,901,403,931

(ii) Aggregate price of securities redeemed or repurchased during the fiscal year: $1,555,720,311

(iii) Aggregate price of securities redeemed or repurchased during any prior fiscal year ending no earlier than October 11, 1995 that were not previously used to reduce registration fees payable to the commission:
        $ 0

(iv)  Total available redemption credits [add Items 5(ii) and 5(iii)]:
        $4,901,403,931

(v) Net Sales - if Item 5(i) is greater than Item 5(iv) [subtract Item 5(iv) from Item 5(i)] $3,345,683,620

(vi) Redemption credits available for use in future years __if Item 5(i) is less than Item 5 (iv) [subtract Item 5(iv) from Item 5(i)]: $ 0

(vii) Multiplier for determining registration fee (See Instruction C.9):
        x .000295

(viii) Registration fee due [multiply item 5(v) by Item 5(vii)] (enter "0" if no fee is due): + $986,976.67

6. If the response to Item 5(i) was determined by deducting an amount of securities that were registered under the Securities Act of 1933 pursuant to rule 24e-2 as in effect before October 11, 1997, then report the amount of securities (number of shares or other units) deducted here:
      _____0_____. If there is a number of shares or other units that were registered pursuant to rule 24e-2 remaining unsold at the end of the fiscal

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      year for which this form is filed that are available for use by the issuer in future fiscal years, then state that number here: __0___.

7. Interest due - if this Form is being filed more than 90 days after the end of the issuer's fiscal year (see instruction D):

        + $
           ---------

8. Total of the amount of the registration fee due plus any interest due [line 5(viii) plus line 7]:

        = $986,976.67

9. Date the registration fee and any interest payment was sent to the Commission's lockbox depository:

Method of Delivery:

[x]  Wire Transfer
[ ]  Mail or other means



SIGNATURES

This report has been signed below by the following person on behalf of the issuer and in the capacities and on the dates indicated.

       By (Signature and Title)* /s/Stephen G. Meyer, Controller

           Stephen G. Meyer, Controller and Chief Financial Officer

       Date: December 9, 1997